                                                                      EXHIBIT 24

                           SPECIAL POWER OF ATTORNEY


THE STATE OF TEXAS  (S)
                              (S)      KNOW ALL MEN BY THESE PRESENTS
COUNTY OF TARRANT   (S)


     THAT WE, the undersigned, of Tarrant County, Texas, have made, constituted, and appointed, and by these presents do make, constitute, and appoint L. C. MARTIN, DANA L. PERRY and SAM ROSEN, and each of them severally, our true and lawful attorneys and agents to execute in our name, place and stead (in any capacity) the Annual Report on Form 10-K of AZTEC MANUFACTURING CO. ("Form 10-K") for the fiscal year ended February 28, 1997, each of said attorneys and agents to have power to act with or without the other and to have full power and authority to do and perform in the name of and on behalf of each of the undersigned, as the case may be, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any of the undersigned might or could do in person, such power to extend to the execution of any amendment to the Form 10-K.

     WITNESS OUR HANDS  this 20 day of May, 1997.
                             --        ---


                                        /s/ L.C. Martin
                                        -----------------------------------
                                        L. C. MARTIN

                                        /s/ Robert H. Johnson
                                        -----------------------------------
                                        ROBERT H. JOHNSON

                                        /s/ Martin C. Bowen
                                        -----------------------------------
                                        MARTIN C. BOWEN

                                        /s/ Dr. H. Kirk Downey
                                        -----------------------------------
                                        DR. H. KIRK DOWNEY

                                        /s/ Sam Rosen
                                        -----------------------------------
                                        SAM ROSEN

                                        /s/ John G. Richards
                                        -----------------------------------
                                        JOHN G. RICHARDS

                                        /s/ Dana L. Perry
                                        -----------------------------------
                                        DANA L. PERRY

                                        /s/ R.J. Schumacher
                                        -----------------------------------
                                        R. J. SCHUMACHER

                                        /s/ W.C. Walker
                                        ----------------------------------
                                        W. C. WALKER



                                  Exhibit 24
                                  ----------
                                 (Page 1 of 3)
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                         CERTIFIED COPY OF RESOLUTIONS

The undersigned, being the Assistant Secretary of AZTEC MANUFACTURING CO. (the "Company"), a Texas corporation, does hereby certify that the following resolutions are true and correct copies of the resolutions duly adopted by the Board of Directors of said Company on April 15, 1997, and that such resolutions have not been revoked or amended in any manner:


          WHEREAS, the officers of the Company with the assistance of its accountants, Ernst & Young LLP, and counsel are obligated to prepare, execute and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K of the Company for the fiscal year ended February 28, 1997;


          NOW, THEREFORE, BE IT RESOLVED, that L. C. Martin be, and he is hereby, authorized and directed to prepare, execute, and file with the Securities and Exchange Commission on behalf of the Company the Annual Report on Form 10-K ("Form 10-K") of the Company for the fiscal year ended February 28, 1997; and


          RESOLVED FURTHER, that each officer and director who may be required in any capacity to execute the Form 10-K on behalf of the Company, be, and each such officer and director is hereby, authorized to execute a power of attorney appointing L. C. Martin, Dana L. Perry, and Sam Rosen, and each of them severally, his true and lawful attorneys and agents to execute in his name, place and stead (in any such capacity) said Form 10-K, and all instruments necessary or proper in connection therewith and to file the same with the Securities and Exchange Commission, each of said attorneys and agents to have power to act with or without the other and to have full power and authority to do and perform in the name of and on behalf of each of said officers and directors, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any such officer and director might or could do in person, such power to extend to the execution of any amendment to the Form 10-K.


     SIGNED on the 2 day of May, 1997.



                                   /s/ Dana L. Perry
                                   ---------------------------------------------
                                   DANA L. PERRY, Assistant Secretary



                                  Exhibit 24
                                  ----------
                                 (Page 2 of 3)

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF TARRANT   (S)


          BEFORE ME, the undersigned authority, on this day personally appeared DANA L. PERRY, Assistant Secretary of the above named corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and considerations therein expressed and in the capacity therein stated and that the statements therein contained are true.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE this 2 day of May 1997.



                                   /s/ Mary Rickard
                                   ------------------------------------------
                                   Notary Public in and for
                                   the State of Texas



                                   Mary Rickard
                                   ------------------------------------------
                                   (Type or print name)



                                   My commission expires: May 30, 1999
                                                          -------------------


                                  Exhibit 24
                                  ----------
                                 (Page 3 of 3)